UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2004

INLAND REAL ESTATE CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Item 8.01.  Other Events.

This Amendment No. 2 on Form 8-K/A amends the Current Report on Form 8-K/A and the Exhibits thereto previously filed by Inland Real Estate Corporation (the “Company”) with the Commission on October 22, 2004 (collectively, the “Amended Form 8-K”).

On October 14, 2004, the Company issued a press release announcing that it has formed a strategic joint venture with the New York State Teachers’ Retirement System (“NYSTRS”).  Pursuant to an Operating Agreement, dated as of October 8, 2004 (the “Operating Agreement”), among the Company and NYSTRS, the joint venture was formed to acquire up to $400 million of neighborhood and community retail centers located in the Company’s targeted markets throughout the Midwest.  The Operating Agreement filed as Exhibit 10.1 to the Amended Form 8-K omitted two exhibits, Exhibit 6-A (Initial Properties) and Exhibit 6-C (Existing Indebtedness as of December 31, 2003), describing the properties initially contributed by the Company to the joint venture.  As such, the Company is refiling Exhibit 10.1 to the Amended Form 8-K as Exhibit 10.1 to this Current Report on Form 8-K/A, which refiled Exhibit 10.1 is incorporated in its entirety into this disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A

(b)	Pro Forma Financial Information: N/A

(c)	Exhibits:

Exhibit No.	Description

10.1

Operating Agreement, dated as of October 8, 2004, among Inland Real Estate Corporation, The New York State Teachers’ Retirement System, by and through its designated advisor, Morgan Stanley Real Estate Advisor, Inc., and IN Retail Manager, L.L.C. (filed herewith)

10.2

Contribution Agreement, dated as of October 8, 2004, by and between IN Retail Fund, L.L.C., Inland Real Estate Corporation and The New York State Teachers’ Retirement System (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K/A dated October 8, 2004, as filed by the Registrant with the Securities and Exchange Commission on October 22, 2004 (file number 001-32185))

99.1

Press release of Inland Real Estate Corporation, dated October 14, 2004 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K dated October 8, 2004, as filed by the Registrant with the Securities and Exchange Commission on October 15, 2004 (file number 001-32185))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	Executive Vice President, Chief Operating Officer and Treasurer

Date:  October 25, 2004

exhibit index

Exhibit No.	Description

10.1

Operating Agreement, dated as of October 8, 2004, among Inland Real Estate Corporation, The New York State Teachers’ Retirement System, by and through its designated advisor, Morgan Stanley Real Estate Advisor, Inc., and IN Retail Manager, L.L.C. (filed herewith)

10.2

Contribution Agreement, dated as of October 8, 2004, by and between IN Retail Fund, L.L.C., Inland Real Estate Corporation and The New York State Teachers’ Retirement System (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K/A dated October 8, 2004, as filed by the Registrant with the Securities and Exchange Commission on October 22, 2004 (file number 001-32185))

99.1

Press release of Inland Real Estate Corporation, dated October 14, 2004 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K dated October 8, 2004, as filed by the Registrant with the Securities and Exchange Commission on October 15, 2004 (file number 001-32185))